                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report:  December 31, 1996




                     BRUSH CREEK MINING AND DEVELOPMENT CO.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



           Nevada                      0-12761                 88-0180496
 ----------------------------       -------------        ----------------------
 (State or Other Jurisdiction        (Commission            (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)



     970 E. Main Street, Suite 200, Grass Valley, CA            95945
     -----------------------------------------------        -----------
        (Address of principal executive offices)             (Zip Code)


                                  (916) 477-5961
                             ------------------------
                         (Registrant's telephone number,
                              including area code)

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Item 5.   Other Events.
          ------------

          On or about December 17, 1996, Brush Creek Mining and Development Co., Inc. (the "Company") received notice from the plaintiffs in the action entitled Royal Bank of Scotland, A.G., et al. v. Brush Creek
                      ---------------------------------------------------
      Mining and Development Co., Inc. (the "Plaintiffs") that the Company was
      --------------------------------
      in default of its obligation to pay them $600,000 on December 13, 1996 (the "Obligation") under the terms of the Settlement Agreement dated as of December 13, 1995 between the Plaintiffs and the Company (the "Agreement"). Pursuant to the Agreement, the Company has twenty days from the date of receipt of the Plaintiffs' notice to cure the default (the "Cure Period") which, based on the receipt of the notice on December 17, 1996, expires January 6, 1997. Pursuant to negotiations between the Company and the Plaintiffs, the Plaintiffs have agreed to forbear exercising their legal remedies for the default until January 20, 1997, so long as no further defaults occur (or are discovered) on the part of the Company under the Agreement and so long as there is no material adverse change (as determined by the Plaintiffs in their good faith discretion) in the Company's financial condition or business operations to enable the parties to continue negotiating payment terms of the Obligation. No assurances can be given that the Company and the Plaintiffs will reach a settlement.

          Because the Company is currently unable to pay the Obligation, the Company will be forced to seek protection under U.S. bankruptcy laws if it is ultimately unable to find a joint venture partner to satisfy the Obligation on behalf of the Company, raise the funds to pay the Obligation itself or come to some other arrangement with the Plaintiffs. Because the Obligation is secured by, among other things, a deed of trust and security interest in favor of the Plaintiffs on all the real and personal property owned by the Company, the Plaintiffs will be entitled to commence foreclosure proceedings and force the sale of such property to satisfy the Obligation if a settlement cannot be reached. At such time, the Plaintiffs will also be entitled to file a stipulated judgment against the Company. Further, the Company's default under the Agreement will also be deemed a default under the Settlement Agreement dated as of December 14, 1996 between the Company, Zuri Invest, A.G., Andre Michaels and Peter Woodfield (the "Zuri Agreement"). The Company's obligations under the Zuri Agreement are secured by a deed of trust on all its real property.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

      (a) Financial statements of business acquired.

          Not applicable.

      (b) Pro forma financial information.

          Not applicable.

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      (c) Exhibits.

          10.1 Settlement Agreement dated as of December 15, 1995 between the Company, Werner Aeberhard, Chris Lambrianos, Mikis Theodosiou, Andreas Samuel, as Executor of the Estate of Dinos N. Samuel, Tania Bruntsfield, Jacques Philippou and the Royal Bank of Scotland, A.G.*

          10.2 Settlement Agreement dated as of December 14, 1995 between the Company, Zuri Invest, A.G., Andre Michaels and Peter Woodfield.*
__________

* Previously filed in connection with the Registration Statement on Form S-3, File No. 333-286.

                                       -3-

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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated:  December 31, 1996

                              BRUSH CREEK MINING AND DEVELOPMENT CO.



                              By                /s/ James S. Chapin
                                 -----------------------------------------------
                                                   James S. Chapin
                                            Chief Executive Officer and
                                                Chairman of the Board


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